UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street,
50th Floor, Suite 5000, Chicago, IL		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2026, Alight, Inc. (“Alight” or the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2026. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
The information contained in Item 2.02 of this Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and will not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2026, the Company announced that Gregory P. Giometti, the Company’s Interim Chief Financial Officer, would depart the Company on May 8, 2026 or such earlier date on which a permanent Chief Financial Officer was appointed. The Company continues to conduct a comprehensive search for a permanent Chief Financial Officer.
In light of Mr. Giometti’s departure, on April 30, 2026, the Company’s Board of Directors appointed Susan D. Davies, who currently serves as the Company’s Chief Accounting Officer and Global Controller, to serve as Interim Chief Financial Officer, effective as of May 8, 2026. Ms. Davies will serve as the Company’s principal financial officer and principal accounting officer for purposes of the Exchange Act during her term as interim Chief Financial Officer.  Ms. Davies will also continue to serve in her current role and retain her responsibilities while serving as Interim Chief Financial Officer.
Ms. Davies, age 57, has served as Chief Accounting Officer and Global Controller of Alight since May 2021. She previously served as Controller and Principal Accounting Officer of Willis Towers Watson from November 2015 through May 2021 and held various leadership positions in Internal Audit, most recently as the Global Head of Internal Audit from 2009 to 2015.
There are no arrangements or understandings between Ms. Davies and any other person pursuant to which she was appointed as the Company’s Interim CFO. Ms. Davies does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Ms. Davies has an interest requiring disclosure under Item 404(a) of Regulation S-K under the Exchange Act.
In connection with Ms. Davies’ appointment as Interim Chief Financial Officer, the Company will provide her with the following additional compensation that is commensurate with her additional duties as Interim Chief Financial Officer: a cash payment of $20,000 per month for each month Ms. Davies serves in this capacity and one month thereafter.
Item 7.01 Regulation FD Disclosure.
On May 1, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.2 hereto, announcing the matters described in Item 5.02 above.
The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of the Company dated as of May 5, 2026
99.2	Press Release of the Company dated as of May 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGHT, INC.

Date:	May 5, 2026	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary